Exhibit 99.2

1 lipellapharmaceuticals.com A Clinical Stage Biotechnology Company Transforming Care with Innovative Mucosal Delivery Solutions Corporate Presentation September 2025

2 Disclaimers The information in this presentation is being provided so you can familiarize yourself with Lipella Pharmaceuticals Inc . (“ Lipella ,” the “Company,” “we,” “us,” or “our”) during this informational meeting . We request that you keep any information we provide at this meeting confidential and that you do not disclose any of the information to any other parties without the Company’s prior express written permission . Although the Company believes the information contained herein is accurate in all material respects, the Company does not make any representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation . Forward - Looking Statements The presentation includes certain “forward - looking statements . ” All statements, other than statements of historical fact, included in this presentation regarding, among other things, our strategy, future operations, financial position, anticipated dividends, projected costs, prospects, pipeline and opportunities, sources of growth, successful implementation of our proprietary technology, plans and objectives are forward - looking statements . Forward - looking statements can be identified by words such as “may,” “will,” “could,” “continue,” “would,” “should,” “potential,” “target,” “goal,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “expects,” “projects” and similar references to future periods . Forward - looking statements are based on our current expectations and assumptions regarding future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short - and long - term business operations and objectives, and financial needs . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict . Our actual results may differ materially from those contemplated by the forward - looking statements . We caution you, therefore, against relying on any of these forward - looking statements . They are neither statements of historical fact nor guarantees or assurances of future performance . There are risks, uncertainties and other factors, both known and unknown, that could cause actual results to differ materially from those in the forward - looking statements which include, but are not limited to, regional, national or global political, economic, business, competitive, market and regulatory conditions, and other factors . Any forward - looking statement made by us is based upon the reasonable judgment of our management at the time such statement is made and speaks only as of the date on which it is made . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We undertake no obligation to update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law . Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past or future . The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation . In addition, the information contained in this presentation is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate . You should not construe the contents of this presentation or other information we provide at this meeting as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein .

Experienced Management Team



Jonathan Kaufman, PhD
Chief Executive Officer

23+ Years Experience

Co-founded Lipella in 2005

Co-founder of Knopp Biosciences. CFO of Semprus Biosciences. CSO LaunchCyte LLC.

PhD Penn. MBA Wharton.



Michael Chancellor, MD
Chief Medical Officer

30+ Years Experience

Lipella co-founder. Joined Lipella in 2008

Co-founder of Cook-MyoSite; Professor of Urology, William Beaumont Medical Center.

MD University of Michigan.



Doug Johnston, CPA
Chief Financial Officer

15+ Years Experience

Jointed Lipella in 2021

Experience in global and early-stage pharma finance operations

Certified public accountant in Pennsylvania

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4 Value of Liposomal Delivery Improved Mucosal Adhesion and Retention Liposomes adhere to oral mucosa and prolong drug residence time vs. standard rinses and ointments Enhanced local drug availability translates to more consistent symptom control Minimal Systemic Exposure Liposomal encapsulation slows diffusion, limiting systemic absorption and reducing the risk of systemic toxicity LP - 10 has shown a 98% reduction in systemic exposure vs. oral/IV dosing, with tacrolimus undetectable in 76% of blood samples Fewer Adverse Events LP - 10 has demonstrated a clean safety profile, with no serious adverse events or treatment - related discontinuations By prolonging local adhesion, LP - 10 minimizes systemic absorption and enhances tolerability, supporting improved patient compliance Liposomal delivery offers targeted, sustained local exposure with improved tolerability, positioning LP - 10 as a superior alternative to generic tacrolimus Liposomal Formulation Generic Tacrolimus LP - 10’s liposomal formulation delivers enhanced efficacy and a superior safety profile over generic tacrolimus alternatives LP - 10 Delivery Differentiation

5 Lipella’s Strategic Focus is on the Accelerated 505(b)(2) Pathway and Orphan Drug Indications Advantages of the 505(b)(2) pathway Accelerated Development : Enables Phase 2 initiation without Phase 1 by leveraging existing safety data Validated Compounds : Builds on well - characterized compounds with established safety and efficacy profiles CMC and Regulatory Advantage : Potentially reduces risk across manufacturing, safety, and clinical development FDA Flexibility : Enables a more streamlined and collaborative regulatory pathway Cost and Time Efficiency : Lowers development time and costs compared to traditional pathways Targeting Orphan Diseases with No Approved Therapies High Unmet Need : No FDA - approved treatments in target orphan indications Streamlined Development : Smaller, cost - effective trials with FDA flexibility Market Exclusivity : 7 years (U.S.); 10 years (EU & Japan) Reduced Competition : Limits market entry and boosts long - term value

6 Company Pipeline Proprietary Asset Pre - clinical IND - Enabling Phase 1 Phase 2 Phase 3 LP - 10 (oral rinse) (previously LP - 310) LP - 10 (intravesical) LP - 10 (oral rinse) (previously LP - 410 ) LP - 50 (intravesical) Oral Lichen Planus (OLP) Hemorrhagic Cystitis (HC) Bladder Cancer Oral GvHD

7 • Appearance : Lacy, white, raised patches; red, swollen, tender areas; open sores • Who it affects : Women are affected more often than men (2:1 female - to - male ratio), with onset typically occurring between ages 30 - 60 • Location : Found inside cheeks, gums, tongue, lips, and palate • Symptoms : Burning pain, sensitivity to spicy foods, gingivitis, discomfort when chewing or swallowing • Malignancy Potential : Malignant transformation (squamous cell carcinoma) between 0.4 - 5% (annual rate between 0.2 - 0.5%) OLP is a Painful, Autoimmune Disorder of the Oral Cavity Current OLP Treatments: Palliative with Significant Side Effects Recurrent lesions and potential for malignancy highlight a major unmet medical need

LP-10 (Oral Rinse) is A Next-Gen Targeted Tacrolimus for OLP

An effective, easy-to-use therapy engineered to overcome the limitations of topical applications while minimizing systemic absorption

Current Treatments	Disease Severity	Examples	Dosage form	Use Case	Key Limitation
Topical Corticosteroids	Mild to Moderate	Clobetasol, Fluocinolide, dexamethasone rinse	Creams, ointments, gels	First line, localized symptomatic OLP	Local Corticosteroid Use Limited by Safety & Tolerability Issues Oral candidiasis (higher risk with potency or prolonged use) Mucosal thinning/atrophy Delayed healing (impairs tissue regeneration) Tachyphylaxis (reduced effectiveness over time)
Topical Immunomodulators	Moderate to severe/Refractory	Tacrolimus 0.1% ointment	Creams, ointments	Steroid-refractory cases or long term us	Topical tacrolimus: Unpleasant, Systematically Risky Messy and Difficult to apply; Local irritation Unpleasant taste/texture Risk of systemic absorption despite topical use
Systemic Corticosteroids	For severe widespread OLP	Prednisone (short term taper)	Oral tabs/capsules, syrups, IV injection	For acute flares or extensive erosive OLP	Systemic steroids Carry Serious Long-Term Risks Short-term use only due to systemic side effects (e.g., weight gain, glucose intolerance, immunosuppression)
Systemic Immunosuppressants	Refractory/ Chronic Severe	Cyclosporine; Azathioprine; methotrexate	Oral tabs/capsules, syrups, IV injection, SQ injection	Rarely used; reserved for unresponsive cases	High Toxicity Burden Restricts Use of Systemic Immunosuppresants Mucosal thinning/atrophy Delayed healing (impairs tissue regeneration) Tachyphylaxis (reduced effectiveness over time

Lipella Pharmaceuticals

Diagnosis and Treatment of Lichen Planus-: Am Fam Physician. 2011;84(1):53-60

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9 LP - 10 (Oral Rinse) (liposomal - tacrolimus) for Oral Lichen Planus

Tacrolimus Has a Well-Established Track Record as a Potent Immunomodulator

LP-10 (oral rinse) delivers tacrolimus directly to affected tissue, reducing inflammation in OLP and oral GvHD

Tacrolimus reduces T-cell activation in the oral mucosa by inhibiting calcineurin


T cell receptor
Extracellular Ca2+
Cytoplasm
LP-10
Endoplasmic reticulum (ER)
[Ca2+] ↑↑
Calmodulin
Calcineurin
LP-10
FKBP12
FKBP12
P
NFAT
NFAT
IL-2, IL-6, ...
Nucleus
NFAT

LP-10 (oral rinse) advancing in rare oral inflammatory diseases:

- **Ph2b-ready in OLP** *(T-cell mediated auto-immune)*
- Ph2-ready in **oral GvHD** *(Orphan Drug Designation)*

https://www.researchgate.net/publication/301645225/figure/fig1/AS:355120102559744@1461678638185/Mechanism-of-action-of-tacrolimus-FK506-In-the-cytoplasm-tacrolimus-FK506-binds-to.png

Lipella Pharmaceuticals 10

LP-10 (Oral Rinse) is Advancing the Standard of Care in OLP

First Potential FDA-Approved Therapy, moving beyond symptomatic relief

LP-10 Unique Profile	Safety Advantage	Mechanism	Clinical Benefit	Contact Time
Liposomal tacrolimus formulation with enhanced mucosal penetration and targeted anti-inflammatory effects for oral lichen planus (OLP) and oral Graft-versus-Host Disease (GVHD)	Blood levels consistently below detection limit (<1.0ng/ml) or undetectable at most PK timepoints	Liposomal formulation enables high local concentration in oral mucosa while limiting systemic exposure	Brief 3-minute rinse (spit out) vs continuous absorption with other routes	Avoids systemic toxicities (nephrotoxicity, hypertension) associated with other oral/IV tacrolimus

Lipella Pharmaceuticals

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12 Minimal systemic exposure: Tacrolimus was undetectable (<1.0 ng/mL) in 76% of blood samples (81/106), confirming localized drug delivery. Low measurable levels: Among 27 patients monitored at multiple timepoints, only 25 measurements exceeded 1.0 ng/mL; highest value was 4.5 ng/mL, well below the 15 ng/mL safety threshold. No dose - dependent accumulation : 0.25 mg:(7 instances); max 2.7 ng/mL 0.5 mg: (8 instances); max 2.2 ng/mL 1.0 mg: (10 instances); max 4.5 ng/mL Consistent safety profile: Most measurable levels clustered between 1.0 – 2.0 ng/mL across all dose groups. LP - 10 (Oral rinse) shows 98% Lower Systemic Exposure Compared To Oral or IV Adminstration IV tacrolimus Oral tacrolimus Topical ointment (0.1%) tacrolimus LP - 10 tacrolimus Favorable Systemic PK Profile for LP - 10 (Oral Rinse)

13 PHASE 2A RESULTS

14 Patient Demographics Objective: Evaluate safety, tolerability, and preliminary efficacy of LP - 10 oral rinse in patients with symptomatic OLP Design: Multicenter dose - escalation trial Population: Adults with biopsy - confirmed symptomatic OLP Regimen: Twice - daily oral rinse (10 mL) for 4 weeks Endpoints: • Primary: Safety and tolerability • Secondary: Symptom reduction, lesion severity, quality of life (QoL) LP - 10 (Oral Rinse) Ph2a Trial in Adults with Symptomatic OLP Group 1 (0.25mg); N=8 Group 2 (0.50mg); N=8 Group 3 (1.0mg); N=11 Overall (N = 27) Age years (median range) 61.5 (38 - 72) 61.5 (38 - 72) 64.0 (38 – 83) 62.0 (38 – 83) Female [n (%) ] 6 (75.0%) 7 (87.5%) 9 (81.8%) 22 (81.5%) Male [n (%) ] 2 (25.0%) 1 (12.5%) 2 (18.2%) 5 (18.5%) Duration of OLP (median years) 8 (2 – 20) 9.5 (1 – 28) 4.3 (5 – 12) 7 (1 - 28)

15 Study Overview M ulticenter dose - ranging study in adult male and female subjects aged ≥18 years with symptomatic OLP designed to evaluate the safety, tolerability, and preliminary efficacy of LP - 10 at dose levels of 0.25 mg, 0.5 mg, and 1.0 mg of tacrolimus. 27 subjects enrolled at 7 study sites in the U.S. LP - 10 reconstituted for at home oral rinse. The study consists of a Screening Phase, a Treatment Phase, and a Follow - up Phase. Throughout the Treatment Phase, patients will perform a 3 - minute oral rinse using 10 mL of LP - 10 twice daily for a duration of 4 weeks. The Follow - up Phase consists of one visit 2 weeks after the last dose of LP - 10

Comprehensive Oral Lichen Planus (OLP) Clinical Endpoints

Patient-Reported and Investigator-Rated Outcomes

Validated Clinical / Lesion Severity Scales

OLP Investigator Global Assessment (IGA)[1]

- Investigator-rated assessment of OLP ulceration and erythema
- Score range: 0 = clear, 4 = severe

Reticulation, Erythema, and Ulceration (REU) Score[2]

- Investigator-assessed evaluation of oral cavity lesions
- Measures: Reticulation (white lines), Erythema (redness), Ulceration (ulcers)
- Scored by appearance, location, and size
- Score range: 0–115

Validated Symptom / Pain Scales

Pain & Sensitivity Numerical Rating Scale (NRS)[3]

- Patient-reported OLP pain and sensitivity over 24 hours
- Rated separately on **0–10 scale (0 = none, 10 = worst imaginable)**

OLP Symptom Severity Measure (OLPSSM #1–7)[4]

- Validated, patient-reported OLP symptom questionnaire
- Score range: **0=no symptoms at all; 28=max symptom severity**

Patient Global Response Assessment (GRA)

- Single-question patient rating of symptom change vs. baseline
- Score range: **0 = markedly worse, 6 = markedly improved**

1.(Brennan et al., 2023); 2. (Gobbo et al., 2017; Park et al.,2012); 3. (Breivik et al., 2008); 4 (Burke, Brennan, Ni Riordain, & Madsen, 2019)

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17 Moderate OLP based on an OLP Investigator Global Assessment (IGA) score of ≥ 3 OLP Pain or Sensitivity Numerical Rating Scale (NRS) score of ≥ 3 Oral biopsy performed within the last 10 years before the Screening Visit demonstrating OLP and/or oral lichenoid mucositis i n t he absence of cancer or dysplasia Patients taking prescription oral steroid or rinse treatment(s) at the time of the Screening Visit agree to stop treatment fo r t he duration of the trial and to undergo a 4 - week washout period History of oral cavity or oropharyngeal cancers Patients who failed tacrolimus treatment for OLP in the past Patient is currently or has previously participated in another oral cavity therapeutic or device study within 3 months of scr een ing and has not returned to baseline Known allergy to liposomes and/or egg yolk and/or tacrolimus Inclusions and Exclusions Key Inclusion Criteria: Key Exclusion Criteria:

18 * Not reported means not > 5% incidence LP - 10 (Oral Rinse): Well Tolerated Across All Dose Groups with No Serious AEs or Discontinuation - Related AE’s Key Safety Findings Excellent safety profile with NO serious adverse events and minimal systemic absorption (76% undetectable blood tacrolimus level, all TEAE’s mild - moderate)

Key Clinical Responses: IGA[1] & REU[2] in OLP

Significant IGA Improvement with Meaningful Reduction in OLP Ulceration and Erythema



0.25mg
0.5mg
1mg
OLP IGA
4
2
0
0
1
4
6
Week
*
**
**

*p<0.0009, **p<0.0001, significant decline in IGA score from baseline (week 0); Mixed-effects model by Tukey's test. Mean± SEM

Marked Reduction in REU Scores Demonstrates Strong Clinical Response



0.25mg
0.5mg
1mg
REU
30
20
10
0
1
4
6
Week
*
*
*

*p<0.0001, significant decline in REU score from baseline (week 0); REU score range up to 40; baseline REU subtracted from REU post-treatment; Mean± SEM

1) IGA: (Investigator Global Assessment); 2) REU (Reticulation, Erythema, and Ulceration Score

Lipella Pharmaceuticals

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20 Patient Reported Pain Reduction (0 - 10 Scale) Patient Reported Sensitivity Reduction (0 - 10 Scale) 0 1 4 6 0 2 4 6 8 Week P a i n s c o r e 0.25mg 0.5mg 1mg * *p<0.0001,significant decline in pain score (0 - 10) from baseline (week 0); repeated measures ANOVA (Mixed - effects model) followed by Tukey’s test. Mean SEM * * 0 1 4 6 0 2 4 6 8 Week S e n s i t i v i t y 0.25mg 0.5mg 1mg 20 * ** ** *p<0.001, **p<0.0001, Significant decline in sensitivity score (0 - 10) from baseline (week 0); repeated measures ANOVA (Mixed - effects model) followed by Tukey’s test. Mean SEM. LP - 10 (Rinse) in OLP: Statistically Significant Pain & Sensitivity Improvement

21 0 1 4 6 0 5 10 15 Week O L P S S M # 1 - 7 0.25mg 0.5mg 1mg * ** *<p<0.0003; **p<0.0001, significant decline in OLPSSM #1 - 7 from baseline (week 0); Repeated measures ANOVA (Mixed - effects model) followed by Tukey’s test vs Baseline (week 0) ** Positive Treatment Outcomes Demonstrated by OLPSSM 1 1) OLPSSM: Oral Lichen Planus Symptom Severity Measure Significant decline in OLPSSM highlights Meaningful Symptom Improvement How sore was your OLP with listed activities?

22 Very much better No Change Very much worse As compared to when you started the study, how would you rate your overall quality of life now? 6= Very much better 5= Moderately better 4= A little better 3=No change 2= A little worse 1= Moderately worse 0= Very much worse 0 . 2 5 m g 0 . 5 m g 1 m g 0 1 2 3 4 5 6 G R A All Patients Showed Clinicall y Meaningful Improvement in Global Response Assessment (GRA)

Clinician & Patient Voices Validate LP-10's Impact

Clinician Voices

Most significant advancement in OLP treatment in my career."
- Alessandro Villa, DDS, PhD, MPH, Miami Cancer Institute

"Liposomal delivery is a genuine breakthrough for oral mucosal disease."
— Hervé Sroussi, DMD, PhD, Brigham & Women's / Harvard

"LP-10 offers superior efficacy with rapid onset and minimal systemic absorption."
— Kamal Al-Eryani, DDS, PhD, UCSF School of Dentistry

"Dramatic improvements in pain, function, and outcomes."
— Michael Brennan, DDS, MHS, Wake Forest / Atrium Health

Patient Voices

"After years of suffering, LP-10 gave me complete relief within 4 weeks."
— Joan G. Pfeiffer, Clinical Trial Participant

"LP-10 was the only therapy that relieved my pain without intolerable side effects."
— Clinical Trial Patient RN

"As both a physician and patient, I can attest LP-10 provided remarkable improvement in quality of life."
— Clinical Trial Patient MD

Lipella Pharmaceuticals
Testimonials from Healthcare professionals and patients
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24 LP - 10 (Oral Rinse) Investment Highlights

LP-10 Addressable Patient Population

LP-10 Addressable Patients (2034)


~6.2 M
~4.0 M
~3.2 M
~1.2 M
Total OLP Prevalence
Diagnosed Prevalence
Symptomatic Patients
Poorly Controlled Patients

Patient Population Dynamics

OLP Prevalence: ~6.2 M

OLP is estimated to affect ~2% of U.S. adults; projected to grow modestly (~2% CAGR) through 2034

Diagnosed Prevalence: ~4.0 M

While currently limited by access to care, low awareness in dentistry / primary care, and asymptomatic presentation, physicians anticipate diagnosis rates will grow significantly upon approval of a novel therapy

Symptomatic Patients: ~3.2 M

~80% of OLP cases are symptomatic, driven by erythematous and erosive subtypes

Poorly Controlled Patients: ~1.2 M

Physicians report that ~90% of diagnosed symptomatic patients receive treatment; however, ~40% remain uncontrolled on first-line corticosteroids

LP-10 Addressable Patients (2034)

~1.2 M

Accounting for a modest diagnosis rate, symptomatic disease, and patients inadequately controlled on frontline corticosteroids, the peak addressable population for LP-10 is projected to be ~1.2 M
Sources: LifeSci Consulting Primary Market Research (N=15 U.S. HCPs, 5 U.S. Payers); UpToDate; American Academy of Oral Medicine; Eisen et al., 2002; Raj et al., 2023

Lipella Pharmaceuticals
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Physician Reported Unmet Needs and LP-10 Opportunity

By addressing critical unmet needs in OLP care, LP-10 is anticipated to achieve significant utilization in the 2L+ setting



Physician-Reported Utilization
~70% in 2L+
Low
High

Unmet Needs

Lack of FDA-Approved Therapies

- OLP is treated strictly off-label; high remaining need for approved therapies
- Topical gels/ointments are unsuitable intraorally, raising tolerability concerns

Safe Chronic Management

- Topical steroids are limited to short courses; systemic use restricted to flares
- Immunosuppressants control refractory disease but require monitoring, limiting routine use

Oral-Specific Formulations

- Patients often prefer rinses; gels/ointments are poorly tolerated, reducing adherence
- Cost and access to compounded tacrolimus rinses drives home self-mixing

LP-10 Value Drivers

- **First FDA Approved Therapy**
- **Improved Awareness**
- **Well Tolerated**
- **Minimal Systemic Absorption**
- **Easy to Use Rinse**
- **Greater Oral Cavity Coverage**

Sources: LifeSci Consulting Primary Market Research (N=15 U.S. HCPs, 5 U.S. Payers)

Lipella Pharmaceuticals

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LP-10 Pricing and Access Dynamics

Payers cite ~$1 K as the most reasonable benchmark for LP-10, though standard branded agent utilization management is expected at all price points due to broad availability of low-cost generics

Payer Monthly WAC Price Expectations for LP-10


$200
$500
$800
$1,000
$1,500
$2,000
$3,000
3
1
2

		Minimal Active Management	Discounting / Rebating
1	**BASE CASE:** Payers report a monthly WAC of ~$1 K as the most reasonable benchmark for LP-10 to achieve coverage, though prior authorization and generic step requirements are expected	✓	✓
2	**PREMIUM PRICING:** A monthly WAC of $1.5–2 K was cited by payers as the maximum price LP-10 could achieve without facing formulary exclusion although aggressive discounting and rebating will be required to maintain access	✗	✓ ✓
3	**COMPETITIVE PRICING:** While rebating and discounting may be less extensive at lower price points, payers still expect utilization management given the availability of low-cost generic alternatives	✓	✗

LP-10 has limited pricing flexibility due to the entrenched use of inexpensive generics; coverage will depend on demonstrated clinical differentiation (e.g., durability, steroid-sparing effects) and competitive contracting terms

Sources: LifeSci Consulting Primary Market Research (N=15 U.S. HCPs, 5 U.S. Payers)

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Investment Highlights

Pipeline strategy

Focused on rare and orphan indications, leveraging the 505(b)(2) pathway to reduce costs and accelerate time to approval.

Advanced Pipeline

Liposomal tacrolimus (LP-10)

- (LP-10 Oral-rinse) for Oral Lichen Planus (OLP): Positive Ph2a across all doses
- (LP-10 Oral-rinse) for Oral GvHD: Phase 2 ready
- (LP-10 Intravesical) treatment for Hemorrhagic Cystitis (HC): Phase 2b ready

Near Term Catalysts

LP-10 (Oral Rinse) advancing toward Phase 2b IND submission

Experienced Team

Executive team, board of directors, and scientific advisory board all deeply entrenched in the biotech space

Strategic Manufacturing Capabilities

Pittsburgh, PA facility supports liposomal R&D and clinical supply; commercial-scale manufacturing via Cook MyoSite partnership

Lipella Pharmaceuticals

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29 Thank you!! lipellapharmaceuticals.com